MEMBERS Life Insurance Company
SUPPLEMENT DATED MAY 1, 2026
to
TruStage® Zone Income Annuity
Prospectus Dated May 1, 2026
This Rate Sheet Supplement (this "Supplement") updates the Base Withdrawal Percentages and Annual
Increase Percentages for the Guaranteed Lifetime Withdrawal Benefit (the “GLWB”) under the TruStage®
Zone Income Annuity Contract (the “Contract”). Please read this Supplement carefully and retain it with your Contract prospectus for future reference.
The below Base Withdrawal Percentages and Annual Increase Percentages for the GLWB are in effect for new Contracts issued after December 10, 2022. Once your Contract and GLWB Rider are issued, the
Base Withdrawal Percentages and Annual Increase Percentages applicable to your Contract Issue Date will not change for the life of your Contract.

Age of Younger Covered Person as of the Contract Issue Date	Base Withdrawal Percentage		Annual Increase Percentage
	Single Life	Joint Life	Single Life	Joint Life
21 - 44	2.50%	2.00%	0.40%	0.40%
45	3.50%	3.00%	0.40%	0.40%
46	3.65%	3.15%	0.40%	0.40%
47	3.80%	3.30%	0.40%	0.40%
48	3.95%	3.45%	0.40%	0.40%
49	4.10%	3.60%	0.40%	0.40%
50	4.25%	3.75%	0.40%	0.40%
51	4.40%	3.90%	0.40%	0.40%
52	4.55%	4.05%	0.40%	0.40%
53	4.70%	4.20%	0.40%	0.40%
54	4.85%	4.35%	0.40%	0.40%
55	5.00%	4.50%	0.40%	0.40%
56	5.10%	4.60%	0.40%	0.40%
57	5.20%	4.70%	0.40%	0.40%
58	5.30%	4.80%	0.40%	0.40%
59	5.40%	4.90%	0.40%	0.40%
60	5.50%	5.00%	0.40%	0.40%
61	5.65%	5.15%	0.40%	0.40%
62	5.80%	5.30%	0.40%	0.40%
63	5.95%	5.45%	0.40%	0.40%
64	6.10%	5.60%	0.40%	0.40%
65	6.25%	5.75%	0.40%	0.40%
66	6.30%	5.80%	0.40%	0.40%
67	6.35%	5.85%	0.40%	0.40%
68	6.40%	5.90%	0.40%	0.40%
69	6.45%	5.95%	0.40%	0.40%
70	6.50%	6.00%	0.40%	0.40%

71	6.60%	6.10%	0.40%	0.40%
72	6.70%	6.20%	0.40%	0.40%
73	6.80%	6.30%	0.40%	0.40%
74	6.90%	6.40%	0.40%	0.40%
75	7.00%	6.50%	0.40%	0.40%
76	7.05%	6.55%	0.40%	0.40%
77	7.10%	6.60%	0.40%	0.40%
78	7.15%	6.65%	0.40%	0.40%
79	7.20%	6.70%	0.40%	0.40%
80+	7.25%	6.75%	0.40%	0.40%
This Supplement has no specified end date. These rates are effective for new Contracts until superseded by a subsequent Rate Sheet Supplement. We will file a new Rate Sheet Supplement at least 10 Business Days before new Base Withdrawal Percentages and Annual Increase
Percentages go into effect.
Please refer to Appendix C of the prospectus for historical Base Withdrawal Percentages and Annual
Increase Percentages for prior Contract Issue Dates.
To confirm the most current percentages or if you have any questions, please work with your financial professional; contact us at 2000 Heritage Way, Waverly, IA 50677 or by calling 1-800-798-5500; or go to
www.sec.gov under File No. 333-276157.
TruStage™ Zone Income Annuity
Issued by:
MEMBERS Life Insurance Company
INITIAL SUMMARY PROSPECTUS FOR NEW INVESTORS
DATED MAY 1, 2026
This Initial Summary Prospectus summarizes key features of the TruStage™ Zone Income Annuity, an individual or joint owned, single premium deferred modified guaranteed index annuity contract. Before you invest, you should also review the prospectus for the Contract, which contains more information about the
Contract’s features, benefits, and risks. You can find this document and other information about the
Contract online at https://www.trustage.com/regulatory-documents. You can also obtain this information at no cost by calling 1-800-798-5500 or by emailing AnnuityAndPRTManagersMail@trustage.com.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application (less any withdrawals) or your total Contract Value, depending on the state in which your Contract was issued. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov/.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

APPENDIX - ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT	A-1

GLOSSARY

Accumulation Credit – A unit of measure used to calculate Risk Control Account Value.
Accumulation Credit Factor – A dollar value for each Accumulation Credit in a Risk Control Account.
Accumulation Period – The phase of the Contract that begins on the Contract Issue Date and ends on the Payout Date, or the date the Contract is terminated if earlier.
Adjusted Index Value – The Closing Index Value adjusted for the Cap or Floor for the current Contract
Year.
Administrative Office – MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677.
Phone: 1-800-798-5500.
Age – Age as of last birthday.
Allocation Level – Specific levels identified in your Contract for the sole purpose of administering allocation instructions according to the requirements of the Contract.
Allocation Options – All Risk Control Account and Declared Rate Account options available under the
Contract for allocating your Contract Value.
Annual Free Withdrawal Amount – The amount that can be withdrawn without incurring a Surrender
Charge or Market Value Adjustment each Contract Year. It is equal to 10% of the Contract Value determined at the beginning of the Contract Year.
Annual Increase Percentage – The percentage that is added to the GLWB Percentage for each completed Contract Year from the Contract Issue Date until the GLWB Payment Start Date, subject to a maximum of 10 years.
Annuitant (Joint Annuitant) – The natural person(s) whose life (or lives) determines the amount of income payments under the Contract.
Authorized Request – A signed and dated request that is in Good Order (as "Good Order" is defined below). A request to change your allocation instructions must be signed by all Owners. A request to change a party to the Contract, change the Payout Date or request a partial withdrawal or full surrender of the Contract must be signed by all Owners. All Authorized Requests can be initiated by fax or mail. An
Authorized Request may also include a phone or electronic request except in the following situations: any
Contracts with restrictions such as an Irrevocable Beneficiary, collateral assignment, or trust; any
Contracts that include reference to divorce, bankruptcy, power of attorney, or similar legal agreement; any
Contracts with Joint Owners where both Owners are not available to speak over the phone; any distribution made payable to another financial institution; when requesting partial withdrawals greater than
$25,000; when requesting to start GLWB Payments; and when requesting a full surrender of the Contract.
Base Withdrawal Percentage – The GLWB Percentage on the Contract Issue Date.
Bailout Rate – A specific rate that applies to the Bailout Provision.
Bailout Provision – If the Cap for your Risk Control Account is set below the Bailout Rate prominently displayed on your Contract Data Page, the Bailout Provision allows you to withdraw the Risk Control
Account Value from that Risk Control Account during the 30-day period following the Contract
Anniversary. A Market Value Adjustment and Surrender Charges will not apply to such withdrawal.
Beneficiary – The person(s) (or entity) you named to receive proceeds payable due to the death of the
Owner. Before the Payout Date, if no Beneficiary survives the Owner, we will pay the Death Benefit proceeds to the Owner’s estate.
Business Day – Any day that the New York Stock Exchange is open for trading. All requests for transactions that are received at our Administrative Office in Good Order on any Business Day prior to market close, generally 4:00 P.M. Eastern Time, will be processed as of the end of that Business Day.

Cap – The maximum annual Index Return the Company will use in calculating interest credited to Risk
Control Account Value for a Contract Year. The Cap does not reflect deduction of the Contract Fee or the
GLWB Rider Fee.
Company – MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.
Contract – The TruStage® Zone Income Annuity, an individual or joint owned, single premium deferred modified guaranteed index annuity contract issued by MEMBERS Life Insurance Company.
Contract Anniversary – The same day and month as the Contract Issue Date for each year the Contract remains in force. If a Contract Anniversary does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day.
Contract Fee – An annual fee assessed against Contract Value in the Risk Control Account(s). This fee
equals a percentage of the Accumulation Credit Factor for the Risk Control Account at the start of a
Contract Year. This fee compensates us for the expenses, mortality risk and expense risk assumed by us.
Contract Issue Date – The date we use to determine Contract Years and Contract Anniversaries.
Contract Value – The total value of your Contract during the Accumulation Period. All values are calculated as of the end of a Business Day.
Contract Year – Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and continuing until the end of the day before the next Contract Anniversary.
Covered Person(s) – The natural person(s) whose Age and lifetime we base the GLWB Percentage and
GLWB Payments on under the GLWB Rider.
Data Page – Pages attached to your Contract that describe certain terms applicable to your specific
Contract.
Death Benefit – The greater of Contract Value or the Purchase Payment adjusted for withdrawals as of the date Death Benefits are payable. We do not apply the Surrender Charge or Market Value Adjustment in determining the Death Benefit payable.
Declared Rate Account – An Allocation Option to which we credit a single fixed annual rate of interest referred to as the Interest Rate.
Excess Withdrawal – Any partial withdrawal other than a GLWB Payment. This includes the portion of a withdrawal that, when added to other withdrawals during the Contract Year, is greater than the total GLWB
Payment for the current Contract Year. Excess Withdrawals include partial withdrawals prior to the GLWB
Payment Start Date and deductions for any applicable Surrender Charge and Market Value Adjustment.
Required Minimum Distributions (“RMDs”) are Excess Withdrawals if taken prior to the GLWB Payment
Start Date. After the GLWB Payment Start Date, RMDs are not Excess Withdrawals.
Floor – The minimum annual Index Return the Company will use in calculating interest credited to Risk
Control Account Value for the life of the Contract.
General Account – All of the Company’s assets other than the assets in its separate accounts.
GLWB or Guaranteed Lifetime Withdrawal Benefit – A withdrawal benefit feature that is part of your
Contract. Subject to certain conditions, the Guaranteed Lifetime Withdrawal Benefit provides for GLWB
Payments to be made each year for the life of the Covered Person(s) in the form of partial withdrawals without reducing the value of GLWB Payments in future years. The GLWB Payments are guaranteed regardless of investment performance and will continue even if the Contract Value is reduced to zero from
GLWB Payments.
GLWB Benefit Base – The amount upon which the GLWB Payment is based.
GLWB Rider Fee – An annual fee assessed against the GLWB Benefit Base while the Guaranteed
Lifetime Withdrawal Benefit is in effect. The fee compensates us for the expenses, mortality risk, and expense risk assumed by us for providing the Guaranteed Lifetime Withdrawal Benefit.

GLWB Payment(s) – The payment made each year under the Guaranteed Lifetime Withdrawal Benefit that is equal to the GLWB Percentage multiplied by the GLWB Benefit Base.
GLWB Percentage – The percentage applied to the GLWB Benefit Base to determine the GLWB
Payment.
GLWB Payment Start Date – The date GLWB Payments begin.
Good Order – A request or transaction generally is considered in "Good Order" if we receive it at our
Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information and supporting legal documentation necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation necessary for a transaction or instruction generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to the Purchase
Payment, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.
Income Payout Option – The choices available under the Contract for payout of your Contract Value.
Index, Indices – The reference index (or indices) we use in determining interest credited to the Risk
Control Account Value.
Index Return – The change in the Index for the current Contract Year, adjusted for the Cap or Floor.
Initial Index Value – The value for the reference Index as of the start of a Contract Year.
Interest Rate – The fixed rate of interest credited to the Declared Rate Account. The Interest Rate will never be less than the Minimum Interest Rate.
Internal Revenue Code (IRC) – The Internal Revenue Code of 1986, as amended.
Irrevocable Beneficiary – A Beneficiary who must consent to being changed or removed as a
Beneficiary.
Market Value Adjustment – The amount of an adjustment (increase or decrease) that may be applied to a full surrender or partial withdrawal, also referred to as the MVA.
Minimum Interest Rate – The minimum rate of interest we will credit Contract Value held in the Declared
Rate Account.
Owner (Joint Owner) – The person(s) (or entity) who owns the Contract and, in the case of a person(s), whose death determines the Death Benefit. The Owner is also the person(s) (or entity) who receives income payments during the Payout Period while the Annuitant is living. If there are multiple Owners, each Owner will be a Joint Owner of the Contract and all references to Owner will mean Joint Owners.
The Owner has all rights, title and interest in the Contract. The Owner may exercise all rights and options stated in the Contract, subject to the rights of any Irrevocable Beneficiary or assignee. The Owner is also referred to as “you” or “your.”
Payout Date – The date the first income payment is paid from the Contract to the Owner.
Purchase Payment – A single payment that we require to issue the Contract. We do not allow any additional Purchase Payments under the Contract.
Qualified Contract – An annuity that is part of an individual retirement plan, pension plan or employer-
sponsored retirement program that is qualified for special treatment under the IRC.

Rate Sheet Supplement – a periodic supplement to this Prospectus that provides the current Base
Withdrawal Percentages and Annual Increase Percentages for the Guaranteed Lifetime Withdrawal
Benefit for newly-issued Contracts.
Required Minimum Distributions – The Required Minimum Distribution (RMD) defined by the IRC for this Contract and as determined by us.
Risk Control Account – An interest crediting option to which you may allocate your Contract Value. We credit interest under each Risk Control Account based in part on the performance of a reference Index, subject to a Cap and Floor. There are two types of Risk Control Accounts, the Secure Account and the
Growth Account.
Risk Control Account Value – The amount of Contract Value in a Risk Control Account.
SEC – The U.S. Securities and Exchange Commission.
Spouse – The person to whom you are legally married. The term Spouse includes the person with whom you have entered into a legally-sanctioned marriage that grants you the rights, responsibilities, and obligations married couples have in accordance with applicable state laws. Individuals who do not meet the definition of Spouse may have adverse tax consequences when exercising provisions under this
Contract and any attached endorsements or riders. Additionally, individuals in other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as Spouses as defined in this Contract for federal tax purposes. Consult with a tax advisor for more information on this subject and before exercising benefits under the Contract and any attached endorsements or riders.
Surrender Charge – The charge associated with surrendering either some or all of the Contract Value during the first six Contract Years.
Surrender Value – The amount you are entitled to receive if you elect to surrender the Contract during the Accumulation Period.
Terminally Ill, Terminal Illness – A life expectancy of 12 months or less due to any illness or accident.
Valuation Period – The period beginning at the close of one Business Day and continuing to the close of the next succeeding Business Day.

OVERVIEW OF THE CONTRACT

The following is a summary of the key features of the Contract. This summary does not include all the information you should consider before purchasing a Contract. You should carefully read the entire
Prospectus, which contains more detailed information concerning the Contract and the Company, before making an investment decision.
You should speak with a financial professional about the Contract’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. The Company is not an investment adviser and does not provide any investment advice to you in connection with your
Contract
The availability of Allocation Options, Contract benefits, and other Contract features described in this
Prospectus may vary by state and depending on the broker-dealer through which the Contract is sold.
Purpose
The Contract is an individual or joint owned, single premium deferred modified guaranteed index annuity contract. Your Contract can help you save for retirement because your Contract Value can earn interest from the Risk Control Accounts and/or the Declared Rate Account on a tax-deferred basis, and it provides the opportunity for guaranteed lifetime payments. You generally will not pay taxes on your earnings until you withdraw them.

The Contract is designed for long-term investors and is not intended for someone who needs ready access to cash.
Purchase and Contract Periods
You may purchase the Contract with a single Purchase Payment of at least $10,000. We do not allow additional Purchase Payments.
There are two periods to your Contract: an Accumulation Period and a Payout Period.
Accumulation Period. The Accumulation Period begins on the Contract Issue Date and continues until the Payout Date. During the Accumulation Period, you allocate your Contract Value to the Risk Control
Accounts and the Declared Rate Account. Each of these types of Allocation Options is briefly described below. Additional information about each Allocation Option is provided in Appendix A.
Payout Period. The Payout Period begins on the Payout Date and continues until we make the last payment as provided by the Income Payout Option chosen. On the first day of the Payout Period, the
Contract Value will be applied to the Income Payout Option you selected unless the GLWB Benefit is in effect and the GLWB Payment would be higher. When the Payout Period begins, you will no longer be able to make withdrawals. The Death Benefit terminates when the Contract Value is applied to an Income
Payout Option, at which time the Death Benefit depends on the terms of the Income Payout Option.
Allocation Options
Your Purchase Payment and Contract Value will be allocated according to your allocation instructions on file with us for the applicable allocation levels. There are two allocation levels: Level A (Allocation Option
Level) and Level R (Risk Control Account Level).

Allocation Options for Contracts issued on or after May 25, 2024
Interest Term*	Level A Allocation Option Level	Level R Risk Control Account Level	Crediting Strategy**
1 year	Declared Rate	N/A	Fixed Interest Rate (guaranteed for 1 year)
1 year	S&P 500 Index	Secure Account	0% Floor, Cap
		Growth Account	-10% Floor, Cap
1 year	Dimensional US Small Cap Value Systematic Index	Secure Account	0% Floor, Cap
		Growth Account	-10% Floor, Cap
1 year	Barclays Risk Balanced Index	Secure Account	0% Floor, Cap
		Growth Account	-10% Floor, Cap
1 year	MSCI EAFE Index	Secure Account	0% Floor, Cap
		Growth Account	-10% Floor, Cap
*The Interest Term is the period for which interest is calculated for an Allocation Option.
**The Declared Rate Account Interest Rate will never be below the Minimum Interest Rate. The Floor will not change during the life of your Contract. In return for accepting some risk of loss to your Risk Control
Account Value allocated to the Growth Account, the Cap for the Growth Account is higher than the Cap for the Secure Account. We set the Cap each year for the next Contract Year. The Cap will always be at least 1%.
On each Contract Anniversary, as part of automatic rebalancing, we will reallocate your Contract Value based on your most recent allocation instructions that we have on file. Although you may reallocate among Allocation Options each year, Excess Withdrawals and surrenders on any date other than each sixth Contract Anniversary may be subject to a Market Value Adjustment and Surrender Charge.
We may offer additional Risk Control Accounts with the same or additional Indices at our discretion. We may also discontinue a Risk Control Account, effective as of a Contract Anniversary. In any case, we will notify you of the addition or discontinuation of a Risk Control Account. Such a change will be subject to any applicable regulatory approval that may be required.
Declared Rate Account. The portion of your Contract Value allocated to the Declared Rate Account is credited interest daily based on a fixed annual interest rate. The applicable daily interest rate is the rate that, when compounded, equals the Interest Rate. The initial Interest Rate is available at least two weeks in advance of the Contract Issue Date and will be provided by your financial professional or by calling the
Company at 1-800-798-5500. For Contracts issued on or after May 25, 2024, the Interest Rate is guaranteed for one year. We will notify you of any applicable change to the Interest Rate at least two weeks prior to the change. The Interest Rate will never be less than the Minimum Interest Rate.
Risk Control Accounts. The portion of your Contract Value allocated to a Risk Control Account is credited with interest, if any, based in part on the investment performance of an external Index (shown in the table above), subject to a Cap and Floor unique to each Risk Control Account. For each Risk Control
Account, the Index Return, which can be positive or negative, is calculated by comparing the change in the Index from each Contract Anniversary (the first day of the Contract Year) to the last day of the
Contract Year. When funds are withdrawn from a Risk Control Account prior to the Contract Anniversary for a surrender, partial withdrawal, annuitization, GLWB Payments or Death Benefit payment, Index interest is calculated up to the date of withdrawal.
The Indices can go up or down based on the securities prices of the companies that comprise the reference Index. Except for the Barclays Risk Balanced, each Index associated with the Risk
Control Accounts is a "price return index," which means the Index performance does not include dividends paid on the securities comprising the Index. This will reduce Index performance and will cause the Index to underperform a direct investment in the underlying securities. The Barclays
Risk Balanced Index reinvests dividends but deducts certain fees. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted. Because the Index Return is calculated and applied at a single point in time, you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Contract Year. You could lose a significant amount of money if the Index declines in value.
Each Risk Control Account has two investment options, a Secure Account and a Growth Account, which have different Floors and Caps. The Floors may provide protection by limiting the amount of negative
Index interest credited to you for negative Index performance, but the Caps may limit the amount of interest you can earn from positive Index performance. During the life of your Contract, an Allocation
Option with a Floor of 0% will always be available, and we will continue to make a Secure Account and
Growth Account option available for each Risk Control Account that is available to you. Otherwise, we may add, change, or discontinue Allocation Options and Indices from time to time. The remaining
Allocation Options may have terms that are unacceptable to you and may not provide any protection from Index losses, which could result in the loss of the entire amount of your Contract
Value.
•The Floor is the maximum amount of negative Index interest we will credit you each Contract
Year. The Floor will not change during the life of your Contract. Negative Index performance will reduce your Risk Control Account Value by up to the amount of the Floor. For example, if the reference Index performance is -25% and the Floor is -10%, we will credit -10% in Index interest at the end of the Contract Year, meaning your Risk Control Account Value will decrease by 10%
due to negative Index performance. The Secure Account provides the most protection from negative investment performance. The Secure Account has a Floor of 0%, which means that negative Index performance will not reduce your Risk Control Account Value. The Growth Account has a Floor of -10%, which means that negative Index performance could reduce your Risk
Control Account Value by up to 10% each year. It is possible that you will not earn any interest in a Risk Control Account or that we may credit negative interest to the Growth
Account. There is a risk of loss of principal and previously credited interest with the
Growth Account of up to 10% (with a Floor of -10%) each Contract Year due to negative
Index performance. The Floor does not limit losses from the Contract Fee, the GLWB Rider
Fee, Surrender Charge, Market Value Adjustment, or taxes.
•The Cap is the maximum amount of positive Index interest we will credit you at the end of a
Contract Year. Positive Index performance will increase your Risk Control Account Value by up to the amount of the Cap. For example, if the reference Index performance is 12% and the Cap is
4%, we will credit 4% in Index interest at the end of the Contract Year, meaning your Risk Control
Account Value will increase by 4% due to positive Index performance. In return for accepting some risk of loss to your Contract Value allocated to the Growth Account, the Cap declared for the Growth Account will be higher than the Cap declared for the Secure Account for the same period and reference Index, which allows the potential for greater increases to your Risk Control
Account Value allocated to a Growth Account. The initial Cap is available at least two weeks in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. We declare new Caps for each Contract Year, which we guarantee for the next Contract Year. We will notify you of the Caps for the upcoming Contract
Year at least two weeks prior to the Contract Anniversary. The minimum Cap is 1%. With the Cap, you may receive only a portion of any positive Index performance.
The same Index will generally be used for each Risk Control Account for the duration of the Contract Year.
However, if the publication of an Index is discontinued, or calculation of the Index is materially changed, we will substitute a suitable Index that will be used for the remainder of the Contract Year and will notify you of the change in advance. If we substitute an Index, the performance of the new Index may differ from the original Index, which may, in turn, affect the index interest credited and your Contract Value.
Withdrawal Options and Market Value Adjustment
This Contract may not be appropriate for you if you intend to take partial withdrawals other than
GLWB Payments ("Excess Withdrawals"), or surrender your Contract. However, the Contract offers the following liquidity features during the Accumulation Period.
•Annual Free Withdrawal Amount – Each Contract Year, you may withdraw up to 10% of your
Contract Value determined as of the beginning of the Contract Year without incurring a Surrender
Charge or Market Value Adjustment. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year.
•Partial Withdrawals – You may make partial withdrawals during the Accumulation Period by
Authorized Request. Any applicable Surrender Charge and Market Value Adjustment will affect the amount available for a partial withdrawal.
•Full Surrender – You may surrender your Contract during the Accumulation Period by Authorized
Request. Upon full surrender, a Surrender Charge and Market Value Adjustment may apply.

•GLWB Payments – GLWB Payments are considered withdrawals. GLWB Payments are not subject to a Surrender Charge or Market Value Adjustment. Each GLWB Payment will reduce the
Death Benefit, Surrender Value, Contract Value, and the Annual Free Withdrawal Amount by the
amount of the GLWB Payment.
All withdrawals other than GLWB Payments are Excess Withdrawals that could significantly reduce the
Death Benefit, GLWB Benefit Base, and GLWB Payment, perhaps by more than the amount of the withdrawal, and could terminate the Contract. Additionally, Excess Withdrawals or surrenders of Contract
Value on any date other than each sixth Contract Anniversary will be subject to a Market Value
Adjustment, which may be positive or negative and could result in the loss of principal previously credited interest. A negative Market Value Adjustment may significantly decrease the amount you receive upon surrender or partial withdrawal. It is possible in extreme circumstances to lose up to 90% of your principal and previously credited interest per year due to the Market Value Adjustment, regardless of the Allocation Option to which you allocated Contract Value. Withdrawals and surrenders may also be subject to a Surrender Charge. Withdrawals and surrenders are subject to federal income taxes and may be subject to a 10% additional tax if taken before the Owner is age 59½.
Guaranteed Lifetime Withdrawal Benefit
The Guaranteed Lifetime Withdrawal Benefit is automatically included with your Contract. An annual fee is deducted from your Contract for the Guaranteed Lifetime Withdrawal Benefit. Subject to certain conditions, the Guaranteed Lifetime Withdrawal Benefit provides GLWB Payments based on a percentage of your GLWB Benefit Base for the life of a Covered Person(s). There are restrictions on who can become a Covered Person, and the Owner cannot request to remove a Covered Person or to add or change a Covered Person except as described in this Prospectus. Also, joint life GLWB Payments are not available for non-natural owners.
The GLWB Payment is calculated on the GLWB Payment Start Date. Beginning May 25, 2024, GLWB
Payments can begin as early as the 50th birthday of the youngest Covered Person or two Business Days after the Contract Issue Date. You may take the full GLWB Payment or partial GLWB Payment amount through the systematic withdrawal program. If you take less than the GLWB Payment, the remaining
GLWB Payment not taken will not carry over to future years. Payments can begin as late as the anticipated Payout Date shown on your Contract Data Page. Upon reaching the Payout Date, we will begin income payments (which will be the greater of the GLWB Payment or the income payment under the Income Payout Option you elect) unless the Contract is surrendered.
The GLWB Payments are guaranteed regardless of investment performance and will continue even if the
Contract Value is reduced to zero from GLWB Payments. The GLWB Payment is a withdrawal of your own
Contract Value unless the Contract Value is reduced to zero. The probability of you outliving your Contract
Value and receiving the GLWB Payment from our General Account may be minimal. Withdrawals taken before the GLWB Payment Start Date, including RMDs, and withdrawals taken after the GLWB Payment
Start Date that exceed the GLWB Payment amount, will reduce the GLWB Benefit Base and the GLWB
Payment, perhaps significantly, and could terminate the Contract. GLWB Payments continue during the life of the Covered Person(s) unless the Guaranteed Lifetime Withdrawal Benefit Rider is terminated. The
Death Benefit is still payable after GLWB Payments begin but will be reduced by the GLWB Payments.
Once established, the GLWB Benefit Base and GLWB Payment can only decrease if you take an Excess
Withdrawal. If an Excess Withdrawal causes the Surrender Value to be less than $2,000, your Contract will terminate and GLWB Payments will cease. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lesser withdrawal to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.
GLWB Payments are subject to federal income tax and may be subject to a 10% additional tax if elected prior to age 59½.

The Base Withdrawal Percentages and Annual Increase Percentages for the GLWB effective for newly issued Contracts are set forth in a Rate Sheet Supplement. You should not purchase a Contract without first obtaining the Rate Sheet Supplement applicable to your Contract Issue Date.
Other Contract Features
Rebalancing / Reallocation. You can provide instructions to reallocate your Contract Value among the available Allocation Options by submitting new allocation instructions by Authorized Request. On each
Contract Anniversary, we will automatically rebalance your Contract Value between Allocation Options to return your Contract Values to those reflected in the instructions on file with us. Any new allocation change request will supersede any prior allocation instructions. You cannot discontinue the automatic rebalancing of Contract Value on Contract Anniversaries.
Bailout Provision. If the Cap for your Risk Control Account is set below the Bailout Rate specified on your Data Page for that Risk Control Account, the Bailout Provision allows you to withdraw the Risk
Control Account Value from that Risk Control Account during the 30-day period following the Contract
Anniversary by Authorized Request. A Market Value Adjustment and Surrender Charge will not apply to such withdrawal. If the Cap for your Risk Control Account is less than the Bailout Rate, we may at our discretion restrict allocations into that Risk Control Account.
A withdrawal under the Bailout Provision will reduce the GLWB Benefit Base, which is used to determine the GLWB Payment, and the Purchase Payment, which is used to determine the Death Benefit, perhaps by more than the amount of withdrawal. Such withdrawals will be subject to federal income tax and may be subject to a 10% additional tax.
Death Benefit. The Death Benefit during the Accumulation Period is equal to the greater of Contract
Value or the Purchase Payment adjusted for withdrawals as of the date the Death Benefit is payable.
Withdrawals reduce the Death Benefit, and in some cases, withdrawals could reduce the Death
Benefit by substantially more than the amount of the withdrawal because of the Company’s calculation of withdrawals on a proportionate basis when adjusting the Purchase Payment used to determine the Death Benefit. We do not apply the Surrender Charge or Market Value Adjustment in determining the Death Benefit payable.
Income Payout Options. You have several income options to choose from during the Payout Period.
Right to Examine. You may cancel your Contract within 10 days after you receive the Contract (30 days if it is a replacement Contract) and return it to your financial professional or to us to receive either your
Purchase Payment or your Contract Value, depending upon applicable state law.
Please call your financial professional or the Company at 1-800-798-5500 if you have questions about how your Contract works.

KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE TRUSTAGE® ZONE INCOME ANNUITY
FEES, EXPENSES, AND ADJUSTMENTS		Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or take an Excess
Withdrawal during the first six Contract Years, you may pay a
Surrender Charge of up to 9% (up to 8% for Contracts issued
on or after May 24, 2024) of the amount withdrawn in excess
of the Annual Free Withdrawal Amount. For example, if you
were to surrender your Contract during the first Contract Year, you could pay a Surrender Charge of up to $8,100 on a
$100,000 investment. This loss will be greater if there is a negative Market Value Adjustment, income taxes, or an
additional tax.
If you surrender your Contract or take an Excess Withdrawal
on any day other than every sixth Contract Anniversary, we
will apply a Market Value Adjustment (which may be positive
or negative) to the amount being withdrawn that is in excess of the Annual Free Withdrawal Amount. A negative Market
Value Adjustment could significantly decrease the amount
you receive from an Excess Withdrawal or surrender. In
extreme circumstances, losses from the Market Value
Adjustment could be as high as 90% of your Contract Value
per year ($90,000 of a $100,000 investment).
Fee Table Charges and Adjustments
Are There Transaction Charges?	No.

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that
you may pay each year, depending on the Allocation Options
you choose.
There is an implicit ongoing fee on the Risk Control
Accounts to the extent that the Cap limits your
participation in Index gains, which is not reflected in the
tables below. This means your returns may be lower than
the Index returns; however, in exchange for accepting a Cap
on Index gains, you receive some protection from Index
losses through the Floor.
Please refer to your Data Page for information about the
specific fees you will pay each year based on the options you have elected.
				Fee Table Charges and Adjustments
	Annual Fee	Min	Max
	Contract Fee (1)	0.75%	0.75%
	GLWB Rider Fee(2) for Contracts issued:
	after February 10, 2021	1.00%	1.00%
	April 26, 2020 to Feb. 10, 2021	0.75%	0.75%
	Aug. 19, 2019 to April 25, 2020	0.50%	0.50%
(1)As a percentage of the Accumulation Credit Factor for each Risk
Control Account at the start of the Contract Year. We do not assess a
Contract Fee against Contract Value held in the Declared Rate Account.
(2)As a percentage of the GLWB Benefit Base.

Because your Contract is customizable, the choices you
make affect how much you will pay. To help you understand
the cost of owning your Contract, the following table shows
the lowest and highest cost you could pay each year, based
on current charges. This estimate assumes that you do
not take withdrawals from the Contract, which could add
Surrender Charges and a negative Market Value
Adjustment that substantially increase costs. Additionally,
for the lowest annual cost, it is assumed that all Contract
Value is allocated to the Declared Rate Account. For the
highest annual cost, it is assumed that all Contract Value is allocated to the Risk Control Accounts.

	Lowest Annual Cost: $913	Highest Annual Cost: $1,561
	Assumes: •$100,000 investment •5% annual appreciation •No transfers or withdrawals	Assumes: •$100,000 investment •5% annual appreciation •No transfers or withdrawals

RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract,
including loss of principal and previously credited interest.
There is a risk of loss of principal and previously credited interest with the Growth Account of up to 10% (with a Floor of
-10%) each Contract Year due to negative Index
performance.
During the life of your Contract, an Allocation Option with a
Floor of 0% will always be available, and we will continue to make a Secure Account and Growth Account option available
for each Risk Control Account that is available to you.
Otherwise, we may add, change, or discontinue
Allocation Options and Indices from time to time. The
remaining Allocation Options may have terms that are
unacceptable to you and may not provide any protection
from Index losses, which could result in the loss of the
entire amount of your Contract Value.
Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not
appropriate if you need ready access to cash. The benefits of tax deferral mean that the Contract is more beneficial if you have a long time horizon.
Excess Withdrawals and surrenders may be subject to a
Surrender Charge, a Market Value Adjustment (which may be
positive or negative) and federal and state income taxes, and, if taken before age 59½, a 10% additional tax. Excess
Withdrawals will also reduce the Death Benefit, GLWB
Benefit Base, and GLWB Payment, perhaps by significantly
more than the amount of the withdrawal, and could terminate
the Contract.
During the Accumulation Period, we will automatically
rebalance your Contract Value among the Risk Control
Accounts and/or Declared Rate Account on each Contract
Anniversary based on your most recent allocation instructions that we have on file.
Principal Risks of Investing in the Contract Charges and Adjustments Federal Income Tax Matters

What Are the Risks Associated with the Allocation Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the Allocation Options available under the
Contract. Each Allocation Option, including the Risk Control
Accounts and the Declared Rate Account, has its own unique
risks. You should review the Allocation Options carefully
before making an investment decision.
With respect to the Risk Control Accounts, the Cap will limit positive Index returns. For example, if the Index performance for a Contract Year is 12%, and the Cap is 4%, we will credit
4% in interest at the end of that Contract Year. You may earn less than the Index performance as a result. The Floor will
limit negative Index performance and thereby provide limited protection in the case of a market decline. For example, if the
Index performance is -25% and the Floor for the Growth
Account is -10%, we will credit -10% at the end of the
Contract Year.
Except for the Barclays Risk Balanced, each Index
associated with the Risk Control Accounts is a "price return index," which means the Index performance does not include
dividends paid on the securities comprising the Index. This
will reduce Index performance and will cause the Index to
underperform a direct investment in the underlying securities.
The Barclays Risk Balanced Index reinvests dividends but
deducts certain fees. These deductions will reduce Index
performance, and the Index will underperform similar
portfolios from which these fees and costs are not deducted.
Principal Risks of Investing in the Contract Risk Control Account Option Appendix A
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Declared
Rate Account and the Risk Control Accounts), guarantees
(such as the Death Benefit), or benefits are subject to the
Company's claims-paying ability. More information about the
Company, including its financial strength ratings, is available upon request by calling 1-800-798-5500.
Principal Risks of Investing in the Contract
RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Allocation Options?
Yes, as described below there are restrictions on certain
features of allocations, transfers, withdrawals, and investment option features.
The availability of Allocation Options, Contract benefits, and other Contract features described in this Prospectus may
vary by state and depending on the broker-dealer through
which the Contract is sold.
Appendix B

Allocations. We reserve the right, at our discretion, to restrict allocations into the Risk Control Account if the Cap for your
Risk Control Account is less than the rate specified in the
Bailout Provision (as shown on your Contract Data Page).
Risk Control Account Option- Bailout Provision

Changes to Investment Options and Features. For each
Risk Control Account, we set a Cap for the first Contract Year, which is made available at least two weeks in advance of the
Contract Issue Date. We may set a new Cap prior to each
Contract Anniversary for the subsequent Contract Year and
will send you written notice at least two weeks prior to the
Contract Anniversary. The Caps will always be a minimum of
1%.
During the life of your Contract, a Risk Control Account with a
Floor of 0% will always be available, and we will continue to make a Secure Account and Growth Account option available
for each Risk Control Account that is available to you.
Otherwise, we may add, change, or discontinue
Allocation Options and Indices from time to time. The
remaining Allocation Options may have terms that are
unacceptable to you and may not provide any protection
from Index losses, which could result in the loss of the
entire amount of your Contract Value.
If there is a delay between the date we remove an Index for a
Risk Control Account and the date we add a substitute Index, your Risk Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to
calculate the index interest.
Risk Control Account Option
Are There any Restrictions on Contract Benefits?
Yes. Systematic Withdrawals may be taken on a monthly,
quarterly, semi-annual, or annual basis. The withdrawals
must be at least $100 each. There are additional limitations on the amounts that you may request and the timing for
requesting and terminating Systematic Withdrawals. A Market
Value Adjustment and Surrender Charge may apply.
Benefits Available under the Contract
TAXES	Location in Prospectus
What Are the Contract's Tax Implications?
You should consult with a tax professional to determine the
tax implications the Contract. There is no additional tax
benefit if you purchase the Contract through a qualified
retirement plan or individual retirement account (IRA).
Withdrawals from the Contract are subject to ordinary income tax, and may be subject to a 10% additional tax if taken
before age 59½.
Federal Income Tax Matters

CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Some investment professionals (also referred to as "financial professionals" in this prospectus) may receive compensation
for selling the Contract to you in the form of commissions or other compensation. These other forms of compensation may
include cash bonuses, insurance benefits and financing
arrangements. Non-cash benefits may include conferences,
seminars and trips (including travel, lodging and meals in
connection therewith), entertainment, merchandise and other
similar items. The Company may also pay asset-based
commissions (sometimes called trail commissions) in addition to Purchase Payment-based commissions. Investment
professionals may also receive other payments from us for
services that do not directly involve the sale of the Contracts, including personnel recruitment and training, production of
promotional literature and similar services.
As a result of these compensation arrangements, investment
professionals may have a financial incentive to offer or
recommend the Contract over another investment. You
should ask your investment professional for additional
information about the compensation he or she receives in
connection with your purchase of the Contract.
Other Information – Distribution of the Contract
Should I Exchange My Contract?
You should only exchange your contract if you determine,
after comparing the features, fees, and risks of both
contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract. Some
investment professionals may have a financial incentive to
offer you a new contract in place of the one you already own.
Getting Started - The Accumulation Period - Tax Free 1035 Exchanges

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions and Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides for GLWB Payments to be made each year for the life of the Covered Person(s)	Standard	For Contracts issued after February 10, 2020...1.00%	Excess Withdrawals may reduce the GLWB Benefit Base by more than the amount of the withdrawal.
Death Benefit	Provides a Death Benefit if the Owner dies during the Accumulation Period	Standard	No Charge	Excess Withdrawals may reduce the Death Benefit by more than the amount of the withdrawal.
Automatic Rebalance Program	Returns your Contract Values to the Allocation Levels on file with us through a rebalancing schedule.	Standard	No Charge	There is a set schedule of when rebalancing occurs at various levels of the Contract.
Systematic Withdrawals	Provide payments on a schedule as set up by you.	Optional	No Charge	Withdrawals may be subject to a Market Value Adjustment or Surrender Charge.

BUYING THE CONTRACT

The minimum Purchase Payment for a Contract is $10,000. The Company does not allow additional
Purchase Payments. A Purchase Payment for a Contract, or Purchase Payments for multiple Contracts owned by the same individual, that equals or exceeds $2 million requires our prior approval, which may be withheld at our sole discretion.
We offer the Contract to individuals, certain retirement plans, and other entities. To purchase a Contract, you, the Annuitant, and the Covered Person must be at least Age 21 and no older than Age 85.
The Contract is sold through financial professionals. To start the purchase process, you must submit an application to your financial professional. The Purchase Payment must either be paid at the Company’s
Administrative Office or delivered to your financial professional. Your financial professional will then forward your completed application and Purchase Payment (if applicable) to us. The selling firm’s determination of whether the Contract is suitable for you may delay our receipt of your application. Any such delays will affect when we issue your Contract.
If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the Purchase Payment, the Purchase Payment will be allocated to the Allocation Options you choose on the next available Contract Issue Date.
After we receive a completed application, Purchase Payment, and all other information necessary to process a purchase order in Good Order, we will begin the process of issuing the Contract on the next

Contract Issue Date available. Contract Issue Dates offered by the Company are currently the 10th and
25th of each month unless those days fall on a non-Business Day. In that case, we issue the Contract on the next Business Day with an effective Contract Issue Date of the 10th or 25th. Please note that during the time period between the date your Purchase Payment is delivered to us and the next available Contract
Issue Date, we will hold your Purchase Payment in our General Account and will not pay interest on it.
Thus, during that time period, your Purchase Payment will not be allocated to either the Risk Control
Account or the Declared Rate Account.
On the Contract Issue Date, your Purchase Payment and Contract Value will be allocated according to your allocation instructions on file with us for the applicable Allocation Levels. The availability of Allocation
Options may vary by state and depending on the broker-dealer through which the Contract is sold. See
Appendix B. If you do not indicate your allocations on the application, our Administrative Office will attempt to contact your financial professional and/or you for clarification. We will not issue the Contract without your allocation instructions.

MAKING WITHDRAWALS:  ACCESSING THE MONEY IN YOUR CONTRACT

Partial Withdrawals
At any time during the Accumulation Period, you may make partial withdrawals by Authorized Request.
The minimum partial withdrawal amount is $100. Any applicable Surrender Charge and Market Value
Adjustment will affect the amount available for a partial withdrawal. We will pay you the amount you request in connection with a partial withdrawal by reducing Contract Value in the Declared Rate Account and redeeming Accumulation Credits from the appropriate Risk Control Accounts, if applicable.
Withdrawals will be processed Pro Rata from the Contract Value in all Allocation Options.
Partial withdrawals for less than $25,000 are permitted by telephone and in writing. The written consent of all Owners must be obtained before we will process the partial withdrawal. If an Authorized Request is received by 4:00 P.M. Eastern Time, it will be processed that day. If an Authorized Request is received after 4:00 P.M. Eastern Time, it will be processed on the next Business Day.
If a partial withdrawal other than a GLWB Payment would cause your Surrender Value to be less than
$2,000, we will treat your request for partial withdrawal as a request for full surrender of your Contract.
Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lower amount to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.
The Contract may not be appropriate for investors who plan to take withdrawals other than GLWB
Payments, or surrender the Contract. All withdrawals other than GLWB Payments are Excess
Withdrawals and will proportionally reduce the Purchase Payment, which is used to determine the
Death Benefit, and GLWB Benefit Base, which is used to determine the GLWB Payment, by the ratio of the withdrawal (including any Surrender Charge and Market Value Adjustment) to the
Contract Value immediately prior to the withdrawal. These proportional reductions may be substantially more than the withdrawal amount, and any resulting decreases to the GLWB
Payment and Death Benefit could be significant. Partial withdrawals could terminate the Contract.
Additionally, the Contract Fee, GLWB Rider Fee, Surrender Charge, Market Value Adjustment, and
federal income taxes and additional taxes could significantly reduce the values under the Contract and the amount you receive from any withdrawals. Only the Contract Value remaining after the withdrawal will be credited interest, positive or negative, in the future.
Systematic Withdrawals
Our systematic withdrawal program is an administrative program designed for you to take reoccurring, automatic withdrawals at the frequency you select. You can receive payments monthly, quarterly, semi-

annually, or annually, subject to the $100 minimum partial withdrawal amount and minimum Surrender
Value. Although the Contract permits systematic withdrawals (including for Required Minimum
Distributions under the Internal Revenue Code) from the Risk Control Accounts before the end of the term, these withdrawals may have an adverse effect on your values under the Contract. If you intend to make ongoing withdrawals, you should consult a financial professional to determine whether the Contract is appropriate for you.
Surrenders
You may surrender your Contract for the Surrender Value at any time during the Accumulation Period by
Authorized Request. The consent of all Owners must be obtained before the Contract is surrendered. If an Authorized Request is received before 4:00 P.M. Eastern Time on a Business Day, it will be processed that day. If an Authorized Request is received at or after 4:00 P.M. Eastern Time on a Business Day or on a non-Business Day, it will be processed on the next Business Day.
If you surrender the Contract, you will receive the Surrender Value, as of the Business Day we received your Authorized Request. The Surrender Value is equal to your Contract Value at the end of the Valuation
Period in which we receive your Authorized Request, minus any applicable Contract Fee, GLWB Rider
Fee, and Surrender Charge, and adjusted for any applicable Market Value Adjustment.
The Surrender Value could be significantly lower than your Contract Value due to the Market Value
Adjustment, GLWB Rider Fee, and Surrender Charge. Federal income taxes may further reduce the amount you receive from a surrender, and a 10% additional tax may apply if taken before the
Owner is age 59½. You should consult a tax advisor before requesting a surrender.
Upon payment of the Surrender Value, the Contract is terminated, and we have no further obligation under the Contract or Guaranteed Lifetime Withdrawal Benefit. We may require that the Contract be returned to our Administrative Office prior to making payment. The Surrender Value will not be less than the amount required by applicable state law in which the Contract was delivered. We will pay you the amount you request in connection with a full surrender by withdrawing Contract Value in the Declared
Rate Account and redeeming Accumulation Credits from the Risk Control Accounts, if applicable.
Annual Free Withdrawal Amount
Your Annual Free Withdrawal Amount is equal to 10% of the Contract Value at the beginning of the
Contract Year and represents the amount that can be withdrawn without incurring a Surrender Charge or
Market Value Adjustment in a Contract Year. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year. GLWB Payments will reduce the Annual Free Withdrawal Amount but will not be subject to a Surrender Charge or Market Value Adjustment.
The Annual Free Withdrawal Amount is subtracted from surrenders for purposes of calculating the
Surrender Charge and Market Value Adjustment.
Partial Withdrawal and Surrender Restrictions
Your right to make partial withdrawals and surrender the Contract is subject to any restrictions imposed by any applicable law or employee benefit plan.
Right to Defer Payments
We reserve the right to postpone payment for up to six months after we receive your Authorized Request, subject to obtaining prior written approval by the state insurance commissioner if required by the law of the state in which we issued the Contract. If we postpone payment, we will pay interest on the proceeds if required by state law, calculated at the effective annual rate and for the time period required under state law.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Allocation Option or from the Contract.
Please refer to your Contract Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the
Contract, surrender or make withdrawals from an Allocation Option or from the Contract, transfer
Contract Value between Allocation Options, or request special services. State premium taxes may also be deducted.

Transaction Expenses for Contracts Issued On or After May 25, 2024	Charge
Maximum Surrender Charge (as a percentage of Contract Value surrendered or withdrawn)(1)	8%
(1)During the first six Contract Years, we deduct a Surrender Charge from each withdrawal or surrender that exceeds the Annual
Free Withdrawal Amount. We do not assess a Surrender Charge on withdrawals and surrenders made under the Nursing
Home or Hospital Waiver or Terminal Illness Waiver.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Allocation Option or from the Contract on any day other than every sixth Contract Anniversary.

Adjustments	Charge
Market Value Adjustment Maximum Potential Loss (as a percentage of Contract Value withdrawn or surrendered)(1)	90%
(1)During the Accumulation Period, if you surrender your Contract or take an Excess Withdrawal from any Allocation Option on any day other than every sixth Contract Anniversary, we will apply a Market Value Adjustment (which may be positive or negative) to the amount being withdrawn that is in excess of the Annual Free Withdrawal Amount. A negative Market Value
Adjustment could significantly decrease the amount you receive from a partial withdrawal or surrender.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

Annual Contract Expenses	Charge
Base Contract Expenses (as a percentage of the Accumulation Credit Factor for each Risk Control Account at the start of each Contract Year)(1)	0.75%
GLWB Rider Fee (as a percentage of the average daily GLWB Benefit base for the prior Contract Year)(2)	1.00%
(1)Base Contract Expenses includes the Contract Fee. The Contract Fee is assessed against the Contract Value held in the Risk
Control Accounts. We do not assess a Contract Fee against Contract Value held in the Declared Rate Account.
(2)The GLWB Rider Fee is deducted Pro Rata from the Contract Value of each Allocation Option on each Contract Anniversary.
The GLWB Rider Fee is: for Contracts issued after February 10, 2021, 1.00%; for Contracts issued from April 26, 2020 to
February 10, 2021, 0.75%; for Contracts issued from August 19, 2019 to April 25, 2020, 0.50%.
In addition to the fees described above, the Cap limits the amount you can earn with respect to each Risk Control Account. This means your returns may be lower than the Index returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
A-1

APPENDIX: ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT

Risk Control Account Options
The following is a list of the Risk Control Account options currently available under the Contract. We may change the features of the Risk Control Accounts listed below (including the Index and the Caps), offer new Risk Control Accounts, and terminate existing Risk Control Accounts. We will provide you with written notice before making any changes other than changes to the Caps. Information about current Caps is available at https://www.trustage.com/zone-income-annuity-rates.
Note: During the Accumulation Period, if you surrender your Contract or take a partial withdrawal on any day other than each sixth Contract Anniversary, we will apply a Market Value Adjustment
(which may be positive or negative). This may result in a significant reduction in your Contract
Value that could exceed any protection from Index loss that would be in place if you held the option until each sixth Contract Anniversary.

CONTRACTS ISSUED ON OR AFTER MAY 25, 2024
Index	Type of Index	Crediting Period	Account Type	Limit on Index Loss (if held until each 6th Contract Anniversary)	Minimum Limit on Index Gain (for the Life of the Contract)
S&P 500 Price Return Index(1)	stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market	1 year(2)	Secure Account	0% Floor	1% Cap
			Growth Account	-10% Floor	1% Cap
MSCI EAFE Price Return Index(1)	stock market index designed to measure the equity market performance of developed markets excluding the U.S. and Canada	1 year(2)	Secure Account	0% Floor	1% Cap
			Growth Account	-10% Floor	1% Cap
Dimensional US Small Cap Value Systematic Index(1)	stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book	1 year(2)	Secure Account	0% Floor	1% Cap
			Growth Account	-10% Floor	1% Cap
Barclays Risk Balanced Index(1)	allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk	1 year(2)	Secure Account	0% Floor	1% Cap
			Growth Account	-10% Floor	1% Cap
(1)Except for the Barclays Risk Balanced, the performance of each Index associated with the Risk
Control Accounts does not include dividends paid on the securities comprising the Index, and therefore, the performance of the Index does not reflect the full performance of those underlying securities. This will reduce Index performance and will cause the Index to underperform a direct investment in the underlying securities. The Barclays Risk Balanced Index reinvests dividends but deducts a fee of 0.5% for the equity exposure, and 0.2% per year for the treasury exposure, and a cost equal to SOFR plus 0.1145% for the equity component. Therefore, the aggregate fee will depend
A-2
on the Index’s relative allocations to the equity and treasury components from time to time, which are determined by the volatility control mechanism. SOFR refers to the Secured Overnight Financing
Rate, which was 3.87% as of December 31, 2025. The New York Fed publishes the SOFR on its website each Business Day. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.
(2)We credit interest to each Risk Control Account at the end of each Contract Year during the six-year period by comparing the change in the Index from each Contract Anniversary (the first day of the
Contract Year) to the last day of the current Contract Year. However, Excess Withdrawals and surrenders on any day other than every sixth Contract Anniversary will be subject to the Market Value
Adjustment.
The Index Return is determined on each Contract Anniversary and is measured over the Contract Year.
Because Index interest is calculated on a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Contract Year.
The Floors for the Secure Account and Growth Account will not change during the life of your Contract.
We set the Cap each year for the next Contract Year. In return for accepting some risk of loss to your Risk
Control Account Value allocated to the Growth Account, the Cap for the Growth Account is higher than the
Cap for the Secure Account. The Cap will always be at least 1%.
During the life of your Contract, an Allocation Option with a Floor of 0% will always be available, and we will continue to make a Secure Account and Growth Account option available for each Risk Control
Account that is available to you. Otherwise, we may add, change, or discontinue Allocation Options and Indices from time to time. The remaining Allocation Options may have terms that are unacceptable to you and may not provide any protection from Index losses, which could result in the loss of the entire amount of your Contract Value.
Declared Rate Account
The following is a list of Declared Rate Account Options currently available under the Contract. We may change the features of the Declared Rate Account Options listed below, offer new Declared Rate Account
Options, and terminate existing Declared Rate Account Options. We will provide you with written notice before doing so.
Note: During the Accumulation Period, if you surrender your Contract or take a partial withdrawal on any day other than each sixth Contract Anniversary, we will apply a Market Value Adjustment
(which may be positive or negative). This may result in a significant reduction in your Contract
Value.

CONTRACTS ISSUED AFTER MAY 25, 2024
Name	Term	Minimum Guaranteed Interest Rate
Declared Rate Account	6 years	0.15%(1)
(1)  The Minimum Guaranteed Interest Rate is set on the Contract Issue Date and every sixth anniversary based on the calendar quarter in which the Issue Date or Contract Anniversary falls.
The availability of Allocation Options vary by state and depending on the broker-dealer through which the
Contract is sold.
This Initial Summary Prospectus incorporates by reference the Prospectus and Statement of Additional
Information for the Contract, both dated May 1, 2026, as supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier:  C000256712